                                                              EXHIBIT 10.5(b)

COAST

                           EXTENSION AGREEMENT AND
                         AMENDMENT TO LOAN DOCUMENTS


BORROWER:   ROSS SYSTEMS, INC.
ADDRESS:    555 TWIN DOLPHIN DR.
            REDWOOD CITY, CALIFORNIA

DATE:       AUGUST 18, 1995


      THIS EXTENSION AGREEMENT AND AMENDMENT TO LOAN DOCUMENTS is entered into between COASTFED BUSINESS CREDIT CORPORATION ("Coast"), whose address is 12121 Wilshire Blvd., Suite 1111, Los Angeles, California and the borrower named above (the "Borrower").

      The Parties agree to amend the Loan and Security Agreement between them, dated October 11, 1994 (as amended by the First Amendment to Loan and
Security Agreement dated October 11, 1994 and as the same may have been otherwise amended, the "Loan Agreement"), and that certain Accounts
Collateral Security Agreement between them, dated October 11, 1994 (as amended by the First Amendment to Loan and Security Agreement dated October 11, 1994 and as the same may have been otherwise amended, the "Accounts Agreement"), as set forth herein. (This Amendment, the Loan Agreement, the Accounts Agreement, any prior written amendments to said agreements signed by Coast and the Borrower, and all other written documents and agreements between Coast and the Borrower are referred to herein collectively as the "Loan Documents". Capitalized terms used but not defined in this Amendment, shall have the meanings set forth in the Loan Agreement.)

      1. EXTENSION OF MATURITY DATE. The Maturity Date "October 31, 1995" set forth in Section 8 of the Loan Agreement is amended to read as follows:
"October 31, 1997".

      2.  ADVANCE RATE.

          2.1 MAINTENANCE RECEIVABLES. Section B of the First Amendment to Loan and Security Agreement dated October 11, 1994, which states that after payment in full of the payments referred to therein, the Maintenance Accounts (as defined therein) will no longer constitute Accounts that qualify for Loans, is hereby deleted.

COAST BUSINESS CREDIT       EXTENSION AGREEMENT AND AMENDMENT TO LOAN DOCUMENTS
-------------------------------------------------------------------------------


          2.2 MAINTENANCE RECEIVABLES SUBLIMIT. Section 2.1 of the Accounts Agreement is amended by replacing the first sentence thereof, which presently reads "Provided no Event of Default has occurred, CoastFed agrees to make Loans to Borrower, repayable on demand, in amounts up to 75% of the Net Amount of each Account, which CoastFed in its sole and absolute discretion deems eligible for borrowing." with the following:

      "Provided no Event of Default has occurred, CoastFed agrees to make Loans to Borrower, repayable on demand, in amounts up to 75% of the Net Amount of each Account, which CoastFed in its sole and absolute discretion deems eligible for borrowing; provided, however, that:

          "(a) Commencing September 1, 1995, in no event may the outstanding Loans with respect to Accounts representing 'Maintenance Receivables' exceed the 'Maintenance Receivables Sublimit'. As used herein, 'Maintenance Receivables' means receivables arising from invoices presented to Borrower's customers for future services that Borrower may render, on account of future maintenance, to such customers. As used herein, 'Maintenance Receivables Sublimit' shall mean the sum of $4,000,000, subject to adjustment as follows: The 'Maintenance Receivables Sublimit' shall be adjusted as of the end of each of Borrower's fiscal quarters, commencing with the fiscal quarter ending September 30, 1995, to an amount equal to the Borrower's total revenues during the four fiscal quarters ended on such date, divided by $71,265,000, and multiplying the resulting number by $4,000,000; provided that

                (i) the Maintenance Receivables Sublimit shall not be less than $4,000,000 and

                (ii) the Maintenance Receivables Sublimit shall not be greater than:

          $5,000,000 during the period from November 1, 1995 to October 31, 1996; or

          $6,000,000 during the period from November 1, 1996 to October 31, 1997.

      The Borrower shall provide to CoastFed the information necessary to compute the adjustment to the Maintenance Receivables Sublimit at the time Borrower submits to CoastFed its quarterly and annual financial statements under Section 3.8 of the Loan Agreement, and the adjustment to the Maintenance Receivables Sublimit shall go into effect on CoastFed's completion of its review of said financial statements (which shall be completed by CoastFed within five business days after receipt of the same).

COAST BUSINESS CREDIT       EXTENSION AGREEMENT AND AMENDMENT TO LOAN DOCUMENTS
-------------------------------------------------------------------------------


          "(b) CoastFed shall have the right to reserve from Loans which would otherwise be available to the Borrower in each month an amount equal to the maximum amount payable to Argonaut Information Systems of California, Inc. ("Argonaut") during the following month, under the Intercreditor Agreement among Borrower, CoastFed and Argonaut dated as of June 30, 1995.

      "All Loans pursuant hereto are subject to the credit limit set forth in the last sentence of Section 1.1 of the Loan Agreement."

          2.3 REMOVAL OF TIME LIMIT ON PERMITTED OVERADVANCE. The asterisk portion of Section 2.1 of the Accounts Agreement is hereby amended by deleting the phrase "provided that the Overadvance shall remain outstanding during not more than 15 calendar days in each calendar month".

      3. CHANGE IN INTEREST RATE. Section 1.2 of the Loan Agreement is hereby amended in its entirety to read as follows:

          "1.2 INTEREST. Unless specifically provided to the contrary in any Collateral Agreement, all Loans shall bear interest at a rate equal to the "Prime Rate" (as hereinafter defined), plus 3% per annum, calculated on the basis of a 360-day year for the actual number of days elapsed, subject to the following adjustments:

              "(a) The interest rate shall be decreased by 0.50% for each $500,000 of net income realized by Borrower in any fiscal quarter, commencing with the fiscal quarter ending September 30, 1995, but in no event shall the interest rate be decreased as a result of this subsection (a) by more than 1% in any fiscal quarter (on a noncumulative basis).

              "(b) The interest rate shall be increased by 0.50% for each $500,000 of net loss incurred by Borrower in any fiscal quarter, commencing with the fiscal quarter ending September 30, 1995, but in no event shall the interest rate be increased as a result of this subsection (b) by more than 1% in any fiscal quarter (on a noncumulative basis), and in no event shall the interest rate be increased as a result of this subsection (b) to more than the Prime Rate plus 3% per annum.

              "(c) The interest rate shall be decreased by 0.50% for each $3,000,000 of cash equity capital received by Borrower in any fiscal quarter, commencing with the fiscal quarter ending September 30, 1995, but in no event shall the interest rate be decreased as a result of this subsection (c) by more than 1% in any fiscal quarter (on a noncumulative basis).

              "(d) In no event shall the total of the interest rate decreases under subsections (a) and (c) above, combined, be more than 1.5% in any

COAST BUSINESS CREDIT       EXTENSION AGREEMENT AND AMENDMENT TO LOAN DOCUMENTS
-------------------------------------------------------------------------------



          fiscal year. In no event shall the total of the interest rate increases under subsection (b) above, combined, be more than 1.5% in any fiscal year.

              "(e) Notwithstanding the above provisions, in no event shall the interest rate be reduced to below a rate equal to the Prime Rate plus 1% per annum.

              "(f) Notwithstanding the above provisions, in the event Borrower's shareholder equity is, at any fiscal quarter end, less than $12,064,000, then the interest rate shall be increased to a rate equal to the Prime Rate plus 3% per annum.

              "(g) Interest rate adjustments under subsections (a) and (b) and (f) shall go into effect on the first day of the month following the date the applicable financial statements have been delivered to CoastFed. Interest rate adjustments under subsection
          (c) shall go into effect on the first day of the month following the month in which the cash equity capital was received by Borrower.

      "The interest rate applicable to all Loans shall be adjusted monthly as of the first day of each month, and the interest to be charged for that month shall be based on the highest "Prime Rate" in effect during said month, but in no event shall the rate of interest charged on any Loans in any month be less than 8% per annum. "Prime Rate" is defined as the actual "Reference Rate" or the substitute therefor of the Bank of America NT & SA ("B of A") whether or not that rate is the lowest interest rate charged by B of A. If the Prime Rate, as defined, is unavailable, "Prime Rate" shall mean the highest of the prime rates published in the Wall Street Journal on the first business day of the month, as the base rate on corporate loans at large U.S. money center commercial banks."

      4. REDUCTION IN TERMINATION FEE. Section 8 of the Loan Agreement is hereby amended by replacing the sentence which presently reads "If termination occurs under subparagraph (b), (c) or (d) above, Borrower shall pay to CoastFed a termination fee in an amount equal to $10,000 for each month (or portion thereof) from the effective date of termination to the date which would have been the next renewal date had this Loan Agreement not been terminated." with the following:

      "If termination occurs under subparagraph (b), (c) or (d) above, Borrower shall pay to CoastFed a termination fee in an amount equal to $10,000 for each month (or portion thereof) from the effective date of termination to the date which would have been the next renewal date had this Loan Agreement not been terminated, provided that if the total $200,000 loan fee under the Extension Agreement and Amendment to Loan Documents between Borrower and CoastFed dated as of August 18, 1995 has been paid in full by Borrower, then the following limitations on the termination

COAST BUSINESS CREDIT       EXTENSION AGREEMENT AND AMENDMENT TO LOAN DOCUMENTS
-------------------------------------------------------------------------------


      fee shall apply; if termination is effective during the month of November 1996, the termination fee shall be a total of $20,000, if termination is effective during the month of December 1996, the termination fee shall be a total of $10,000, and if termination is effective after December 31, 1996, there shall be no termination fee.

      5. TERM NOTE INCREASE. The original principal amount of the Secured Promissory Note dated October 11, 1994 ("Note"), made by the Borrower to Coast, which is presently $450,000, is hereby increased to $500,000, and the number "$450,000" wherever it appears in the Note is hereby amended to read "$500,000". All other terms and conditions of the Note remain the same, including without limitation the monthly principal payment of $12,500 per month. Coast shall, substantially concurrently, advance to the Borrower an additional amount sufficient to bring the unpaid principal balance of the Note to $500,000.

      6. FEE. In consideration for Coast entering into this Extension and Amendment, the Borrower shall pay Coast a fee in the amount of $200,000, which shall be non-refundable and in addition to all interest and other fees payable to Coast under the Loan Documents. Said fee shall be payable $100,000 on 11/1/95 and $100,000 on the earlier of November 1, 1996 or termination of the Loan Agreement. Coast is authorized to charge said fee to Borrower's loan account.

      7. REPRESENTATIONS TRUE. Borrower represents and warrants to Coast that all representations and warranties set forth in the Loan Agreement, as amended hereby, are true and correct.

      8. GENERAL PROVISIONS. This Amendment, the Loan Agreement, and the other Loan Documents set forth in full all of the representations and agreements of the parties with respect to the subject matter hereof and supersede all prior discussions, representations, agreements and understandings between the parties with respect to the subject hereof. Except as herein expressly amended, all of the terms and provisions of the Loan Agreement and the other Loan Documents shall continue in full force and effect and the same are hereby ratified and confirmed.

Borrower:                                   Coast:

ROSS SYSTEMS, INC.                          COASTFED BUSINESS CREDIT
                                            CORPORATION

By  /s/  Selby F. Little III                By   /s/   [Illegible]
   -----------------------------                -----------------------------
    President or Vice President             Title   Senior Vice President
                                                -----------------------------
By  /s/   Anne Rockhold
   -----------------------------
    Secretary or Ass't Secretary

COAST BUSINESS CREDIT       EXTENSION AGREEMENT AND AMENDMENT TO LOAN DOCUMENTS
-------------------------------------------------------------------------------



                                   CONSENT


      The undersigned, guarantor, acknowledges that its consent to the foregoing Agreement is not required, but the undersigned nevertheless does hereby consent to the foregoing Agreement and to the documents and agreements referred to therein and to all future modifications and amendments thereto, and any termination thereof, and to any and all other present and future documents and agreements between or among the foregoing parties. Nothing herein shall in any way limit any of the terms or provisions of the Guarantee of the undersigned, which is hereby ratified and affirmed.

                                      ROSS SYSTEMS (UK) LIMITED



                                      By  /s/  Selby F. Little III
                                         ------------------------------
                                      Title     Director
                                            ---------------------------

42,931-3